Exhibit 10.3

Execution Copy

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of February 13, 2012 (the “Second Supplemental Indenture”), by and among Valeant Pharmaceuticals International, a Delaware corporation (the “Company”), Valeant Holdco 2 Pty Ltd., (ACN 154 341 367) (“Valeant Holdco”), Wirra Holdings Pty Limited, (ACN 122 216 577) (“Wirra Holdings”), Wirra Operations Pty Limited, (ACN 122 250 088) (“Wirra Operations”), iNova Pharmaceuticals (Australia) Pty Ltd., (ACN 000 222 408) (“iNova Pharmaceuticals”), iNova Sub Pty Ltd., (ACN 134 398 815)(“iNova Sub”) and Wirra IP Pty Ltd., (ACN 122 536 350) (“Wirra IP” and, together with Valeant Holdco, Wirra Holdings, Wirra Operations, iNova Pharmaceuticals and iNova Sub, the “New Guarantors”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

WHEREAS, each of the Company, Valeant Pharmaceuticals International, Inc. (“Parent”), the indirect parent of the Company, and the Subsidiary Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of March 8, 2011 (the “Indenture”), providing for the issuance of 6.50% Senior Notes due 2016 and 7.25% Senior Notes due 2022 (collectively, the “Securities”);

WHEREAS, each New Guarantor desires to provide a full and unconditional senior guarantee (the “Guarantee”) of the obligations of the Company under the Securities and the Indenture on the terms and conditions set forth herein;

WHEREAS, pursuant to Section 9.1 of the Indenture, the Company, the Trustee and the New Guarantors are authorized to execute and deliver this Second Supplemental Indenture; and

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to the Second Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Definitions. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture.

2. Guarantee. Each of the New Guarantors hereby agrees to provide a full and unconditional guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including, but not limited to, Article 10 thereof.

3. Effectiveness of Second Supplemental Indenture. This Second Supplemental Indenture shall become effective upon the execution and delivery of this Second Supplemental Indenture by the Company, each New Guarantor and the Trustee.

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4. Indenture Remains in Full Force and Effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Second Supplemental Indenture, shall remain in full force and effect.

5. No Recourse Against Others. No stockholder, officer, director or incorporator, as such, past, present or future of any New Guarantor shall have any personal liability under this Guarantee, the Securities, the Indenture or this Second Supplemental Indenture by reason of his, her or its status as such stockholder, officer, director or incorporator.

6. Headings. The headings of the Articles and Sections of this Second Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

7. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Second Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

9. Agent for Service. Each New Guarantor hereby appoints CT Corporation as its authorized agent upon whom process may be served in any suit or proceeding arising out of or relating to the Indenture, the Securities or this Second Supplemental Indenture that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws.

10. Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Second Supplemental Indenture nor for the recitals herein.

[Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Rajiv De Silva
	Name:	Rajiv De Silva
	Title:	President and Chief Operating Officer

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
Valeant Holdco 2 Pty Ltd in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Rajiv De Silva	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Rajiv De Silva	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
Wirra Holdings Pty Limited in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Howard B. Schiller	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Howard B. Schiller	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
Wirra Operations Pty Limited in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Howard B. Schiller	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Howard B. Schiller	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
iNova Pharmaceuticals (Australia) Pty Ltd. in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Howard B. Schiller	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Howard B. Schiller	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
iNova Sub Pty Ltd. in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Howard B. Schiller	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Howard B. Schiller	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

Signed by
Wirra IP Pty Ltd. in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Howard B. Schiller	/s/ Robert R. Chai-Onn
Signature of director	Signature of director/secretary

Howard B. Schiller	Robert R. Chai-Onn
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Second Supplemental Indenture (March Indenture)]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:	/s/ Alex Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

[Signature Page to Second Supplemental Indenture (March Indenture)]